Exhibit 10.1

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Agreement”), dated as of November 30, 2021, is made and entered into by and among Codere Online Luxembourg, S.A., a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 7 rue Robert Stümper, L-2557 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) (“Holdco”), DD3 Sponsor Group, LLC (“Sponsor”), MG Partners Multi-Strategy Fund LP (“MG Partners”), Baron Global Advantage Fund (“BGAF”), Baron Emerging Markets Fund (“BEMF”), Destinations International Equity Fund (“DIEF” and, together with BGAF and BEMF, the “Baron Funds”), the other signatories listed in Annex A (collectively, the “Transferees”), Codere Newco, S.A.U., a corporation (sociedad anónima unipersonal) registered and incorporated under the laws of Spain and with its registered office at Avenida de Bruselas 26, 28108, Alcobendas (Madrid, Spain) (“Parent,” and collectively with Sponsor, MG Partners, the Baron Funds, the Transferees and any other person or entity who hereafter becomes a party to this Agreement as a Transferee, each a “Holder” and collectively the “Holders”) and solely for the purposes of Section 6.6 hereof, DD3 Acquisition Corp. II, a Delaware corporation (“SPAC”).

RECITALS

WHEREAS, Holdco, Parent, SPAC, Servicios de Juego Online S.A.U., a corporation (sociedad anónima unipersonal) registered and incorporated under the laws of Spain and with its registered office at Avenida de Bruselas 26, 28108, Alcobendas (Madrid, Spain) (the “Company”), and Codere Online U.S. Corp., a Delaware corporation (“Merger Sub”), entered into that certain business combination agreement, dated as of June 21, 2021 (the “BCA”), pursuant to which, among other things, on or about the date hereof, (i) Parent contributed all the issued and outstanding shares of the Company to Holdco in exchange for additional ordinary shares of Holdco (“Ordinary Shares”) pursuant to that certain contribution and exchange agreement entered into by Holdco, Parent and the Company, dated as of June 21, 2021 (the “Exchange Agreement”) with the Company becoming a wholly-owned subsidiary of Holdco following the consummation of such exchange, and (ii) Merger Sub merged with and into SPAC (with SPAC being the surviving entity and a wholly-owned subsidiary of Holdco) in exchange for SPAC’s shareholders receiving Ordinary Shares;

WHEREAS, Sponsor, SPAC and MG Partners entered into that certain Registration Rights Agreement, dated as of December 7, 2020 (the “Prior Agreement”), which Prior Agreement Sponsor, SPAC and MG Partners desire to terminate upon execution and delivery of this Agreement;

WHEREAS, the Baron Funds and MG Partners entered into the Forward Purchase Agreements (as defined herein) whereby SPAC granted certain registration rights to the Baron Funds, MG Partners and their respective transferees, respectively, and that all such parties desire to forego such registration rights upon execution and delivery of this Agreement;

WHEREAS, Sponsor holds Ordinary Shares and securities convertible into or exercisable or exchangeable for Ordinary Shares (including the Ordinary Shares issued or issuable upon the exercise of any other security issued to Sponsor pursuant to the terms of the BCA), including the Warrants (as defined herein) on or about the date hereof pursuant to the BCA; and

WHEREAS, in connection with the transactions contemplated by the BCA and the Exchange Agreement, Holdco and the Holders desire to enter into this Agreement, pursuant to which Holdco shall grant the Holders certain registration rights with respect to certain securities of Holdco and the Holders shall agree to certain transfer restrictions, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of Holdco, after consultation with counsel to Holdco, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) Holdco has a bona fide business purpose for not making such information public.

“Affiliate” shall mean, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided that no Holder shall be deemed an Affiliate of any other Holder solely by reason of an investment in, or holding of Ordinary Shares (or securities convertible or exchangeable for Ordinary Shares) of, Holdco. As used in this definition, “control” (including with correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or by contract or other agreement).

“Aggregate Blocking Period” shall have the meaning given in Section 2.4.

“Agreement” shall have the meaning given in the Preamble.

“BCA” shall have the meaning given in the Recitals.

“Board” shall mean the Board of Directors of Holdco.

“Change in Control” shall mean the transfer (whether by tender offer, merger, share purchase, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons of Holdco’s voting securities if, after such transfer, such person or group of affiliated persons would hold more than 50% of outstanding voting securities of Holdco (or surviving entity) or would otherwise have the power to control the board of directors of Holdco or to direct the operations of Holdco.

“Claims” shall have the meaning given in subsection 4.1.1.

“Closing Date” shall mean the date of this Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Company” shall have the meaning given in the Recitals.

“Demand Registration” shall have the meaning given in subsection 2.2.1.

“DR Demanding Holders” shall mean the applicable Holders having the right to make, and actually making, a written demand for the Registration of Registrable Securities pursuant to subsection 2.2.1.

“DR Requesting Holder” shall have the meaning given in subsection 2.2.1.

“Effectiveness Deadline” shall have the meaning given in subsection 2.1.1.

“Equity Agreements” shall mean (a) that certain subscription agreement dated June 21, 2021 by and among SPAC, Holdco and DD3 Capital Partners, S.A. de C.V. to purchase shares of SPAC’s Class A Common Stock, and (b) that certain subscription agreement dated June 21, 2021 by and among SPAC, Holdco and Larrain Investment Inc. to purchase shares of SPAC’s Class A Common Stock.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Exchange Agreement” shall have the meaning given in the Recitals.

“Form F-1 Shelf” shall have the meaning given in subsection 2.1.1.

“Form F-3 Shelf” shall have the meaning given in subsection 2.1.2.

“Forward Purchase Agreements” shall mean (a) that certain Forward Purchase Agreement entered into by SPAC and the Baron Funds on November 17, 2020, as amended on June 21, 2021, and (b) that certain Forward Purchase Agreement entered into by SPAC and MG Partners on November 19, 2020, as amended on June 21, 2021, to purchase shares of SPAC’s Class A Common Stock.

“Holdco” shall have the meaning given in the Preamble.

“Holdco Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3.

“Holders” shall have the meaning given in the Preamble.

“Lock-Up Period” shall have the meaning given in Section 5.1.

“Lock-Up Securities” shall mean all Registrable Securities owned by Parent or Sponsor, respectively, from time to time, including any Registrable Securities Transferred from Parent or Sponsor to another Holder.

“Maximum Number of Securities” shall have the meaning given in subsection 2.2.4.

“Merger Sub” shall have the meaning given in the Recitals.

“Minimum Amount” shall have the meaning given in subsection 2.1.3.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading.

“Ordinary Shares” shall have the meaning given in the Recitals.

“Parent” shall have the meaning given in the Preamble.

“Permitted Transferees” shall mean a person or entity to whom Parent and Sponsor are permitted to Transfer such Lock-Up Securities pursuant to Section 5.2 of this Agreement prior to the expiration of the Lock-Up Period and any other applicable agreement between Parent and/or Sponsor and Holdco, and to any transferee thereafter.

“Piggyback Registration” shall have the meaning given in subsection 2.3.1.

“Prior Agreement” shall have the meaning given in the Recitals.

“Pro Rata” shall have the meaning given in subsection 2.2.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all materials incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) any Ordinary Shares issued to a Holder pursuant to the terms of the BCA (including the Ordinary Shares issued or issuable upon the exercise of any other security issued to a Holder pursuant to the terms of the BCA), (b) any Warrants held by a Holder (including the Ordinary Shares issuable upon exercise of such Warrants) and (c) any other security of Holdco issued or issuable with respect to any such Ordinary Share referred to in the foregoing clauses (a) and (b) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by Holdco and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a)	all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Ordinary Shares are then listed;

(b)	fees and expenses of compliance with securities or blue-sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)	printing, messenger, telephone and delivery expenses;

(d)	reasonable fees and disbursements of counsel for Holdco;

(e)	reasonable fees and disbursements of all independent registered public accountants of Holdco incurred specifically in connection with such Registration; and

(f)	reasonable fees and expenses not to exceed $50,000 of one legal counsel selected by (i) the majority-in-interest of the DR Demanding Holders initiating a Demand Registration, (ii) the majority-in-interest of the SUO Demanding Holders initiating a Shelf Underwritten Offering, or (iii) the majority-in-interest of participating Holders under Section 2.3 if the Registration was initiated by Holdco for its own account or that of a Holdco shareholder other than pursuant to rights under this Agreement, in each case to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all materials incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Takedown Notice” shall have the meaning given in subsection 2.1.3.

“Shelf Underwritten Offering” shall have the meaning given in subsection 2.1.3.

“SPAC” shall have the meaning given in the Recitals.

“SPAC’s Class A Common Stock” shall mean SPAC’s class A common stock, par value $0.0001 per share.

“Sponsor” shall have the meaning given in the Preamble.

“SUO Demanding Holders” shall mean the applicable Holders having the right to make, and actually making, a written demand for a Shelf Underwritten Offering of Registrable Securities pursuant to subsection 2.1.3.

“SUO Requesting Holder” shall have the meaning given in subsection 2.1.3.

“Transfer” shall mean to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of Holdco are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrants” shall mean the warrants of Holdco resulting from the conversion of the private placement SPAC Warrants, as defined in the BCA.

Article II
REGISTRATIONS

2.1 Shelf Registration.

2.1.1 Holdco shall, as soon as practicable, but in any event within thirty (30) calendar days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Holders from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this subsection 2.1.1 and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in no event later than sixty (60) calendar days following the filing deadline (the “Effectiveness Deadline”); provided that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing deadline if the Registration Statement is reviewed by, and receives comments from, the Commission and provided further that if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended the same number of days that the Commission remains closed for operations. The Registration Statement filed with the Commission pursuant to this subsection 2.1.1 shall be on a shelf registration statement on Form F-1 (a “Form F-1 Shelf”) or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities, and shall contain a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this subsection 2.1.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders. Holdco shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this subsection 2.1.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available (including to use its reasonable best efforts to add Registrable Securities held by Permitted Transferees) or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the effective date of a Registration Statement filed pursuant to this subsection 2.1.1, but in any event within five (5) business days of such date, Holdco shall notify the Holders of the effectiveness of such Registration Statement.

2.1.2 Holdco shall use its reasonable best efforts to convert the Form F-1 Shelf filed pursuant to subsection 2.1.1 to a shelf registration statement on Form F-3 (a “Form F-3 Shelf”) as promptly as practicable after Holdco is eligible to use a Form F-3 Shelf and have the Form F-3 Shelf declared effective as promptly as practicable and to cause such Form F-3 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities.

2.1.3 At any time and from time to time following the effectiveness of the shelf registration statement required by subsection 2.1.1 or subsection 2.1.2, one or more Holders may request to sell all or a portion of their Registrable Securities in an underwritten offering that is registered pursuant to such shelf registration statement (a “Shelf Underwritten Offering”) provided that such Holders reasonably expect to sell Registrable Securities yielding aggregate gross proceeds in excess of $12,500,000 from such Shelf Underwritten Offering (such amount of Registrable Securities, as applicable, the “Minimum Amount”). All requests for a Shelf Underwritten Offering shall be made by giving written notice to Holdco (the “Shelf Takedown Notice”). Each Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Shelf Underwritten Offering and the expected price range (net of underwriting discounts and commissions) of such Shelf Underwritten Offering. Within five (5) business days after receipt of any Shelf Takedown Notice, Holdco shall give written notice of such requested Shelf Underwritten Offering to all other Holders of Registrable Securities (the “Holdco Shelf Takedown Notice”) and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Shelf Underwritten Offering (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Shelf Underwritten Offering, a “SUO Requesting Holder”) shall so notify Holdco of its intent to participate in such Shelf Underwritten Offering, in writing, within five (5) business days after the receipt by such Holder of Holdco Shelf Takedown Notice. Upon receipt by Holdco of any such written notification from a SUO Requesting Holder to Holdco, subject to the provisions of subsection 2.2.4, Holdco shall include in such Shelf Underwritten Offering all Registrable Securities of such SUO Requesting Holder. Holdco shall enter into an underwriting agreement in customary form for such Shelf Underwritten Offering by Holdco with the managing Underwriter or Underwriters selected by the Holders holding at least a majority-in-interest of the Registered Securities being registered after consultation with Holdco and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In connection with any Shelf Underwritten Offering contemplated by this subsection 2.1.3, subject to Section 3.3 and Article IV, the underwriting agreement into which each Holder and Holdco shall enter shall contain representations, covenants, indemnities and other rights and obligations in customary form for such Shelf Underwritten Offering by Holdco. Any Shelf Underwritten Offering effected pursuant to this subsection 2.1.3 shall be counted as a Registration for purposes of the limit on the number of Registrations that can be effected under Section 2.2 hereof.

2.2 Demand Registration.

2.2.1 Request for Registration. Subject to the provisions of subsection 2.2.5 and Sections 2.4 and 3.4 hereof and provided that Holdco does not have an effective Registration Statement pursuant to subsection 2.1.1 covering Registrable Securities, Holders holding at least a majority-in-interest of the then-outstanding number of Registrable Securities may make a written demand for Registration of all or part of their Registrable Securities on (a) Form F-1, or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities, covering such Registrable Securities or (b) if available, Form F-3, which in the case of either clause (a) or (b), may be a shelf registration statement filed pursuant to Rule 415 under the Securities Act, which written demand shall describe the amount and type of securities to be included in such Registration and the intended methods of distribution thereof (such written demand a “Demand Registration”) provided that such Holders reasonably expect to sell Registrable Securities yielding aggregate gross proceeds in excess of the Minimum Amount. Holdco shall, within ten (10) business days following Holdco’s receipt of a Demand Registration, notify, in writing all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “DR Requesting Holder”) shall so notify Holdco, in writing, within five (5) business days after the receipt by the Holder of the notice from Holdco. For the avoidance of doubt, to the extent a DR Requesting Holder also separately possesses Demand Registration rights pursuant to this Section 2.2, but is not the Holder who exercises such Demand Registration rights, the exercise by such DR Requesting Holder of its rights pursuant to the foregoing sentence shall not count as the exercise by it of one of its Demand Registration rights. Upon receipt by Holdco of any such written notification from a DR Requesting Holder to Holdco, subject to subsection 2.2.4 below, such DR Requesting Holder shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and Holdco shall file, as soon thereafter as practicable, but not more than forty-five (45) days immediately after Holdco’s receipt of the Demand Registration, and Holdco shall use reasonable best efforts to effect the Registration of all Registrable Securities requested by the DR Demanding Holders and DR Requesting Holders pursuant to such Demand Registration as soon as practicable. Holdco shall not be obligated to effect more than (i) an aggregate of three (3) Registrations pursuant to a Demand Registration or a Shelf Underwritten Offering initiated by Sponsor, and (ii) an aggregate of three (3) Registrations pursuant to a Demand Registration or a Shelf Underwritten Offering initiated by Parent, in each case under subsection 2.1.3 or this subsection 2.2.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective and all of the Registrable Securities requested by the DR Demanding Holders and the DR Requesting Holders (or in the case of a Shelf Underwritten Offering, the SUO Demanding Holders and the SUO Requesting Holders) to be registered on behalf of the DR Demanding Holders and the DR Requesting Holders (or in the case of a Shelf Underwritten Offering, the SUO Demanding Holders and the SUO Requesting Holders) in such Registration have been sold, in accordance with Section 3.1 of this Agreement.

2.2.2 Effective Registration. Notwithstanding the provisions of subsection 2.2.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (a) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (b) Holdco has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the DR Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify Holdco in writing, but in no event later than five (5) days after the removal, rescission or other termination of such stop order or injunction, of such election; provided, further, that Holdco shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration by a DR Demand Holder becomes effective or is subsequently terminated.

2.2.3 Underwritten Offering. Subject to the provisions of subsection 2.2.4 and Sections 2.4 and 3.4 hereof, if a majority-in-interest of the DR Demanding Holders so advise Holdco as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such DR Demanding Holder or DR Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.3, subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with Holdco and the Underwriter selected for such Underwritten Offering by the majority-in-interest of the DR Demanding Holders initiating the Demand Registration.

2.2.4 Reduction of Underwritten Offering. In the event of a Demand Registration that is to be an Underwritten Offering or a Shelf Underwritten Offering, and if any managing Underwriter, in good faith, advises Holdco in writing that, in its opinion, the dollar amount or number of Registrable Securities desired to be sold under any such Underwritten Offering, taken together with all other Ordinary Shares or other equity securities that Holdco desires to sell for its own account and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of Holdco who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Holdco shall include in such Underwritten Offering, as follows: (a) first, the Registrable Securities of the Holders participating in such Underwritten Offering that can be sold without exceeding the Maximum Number of Securities pro rata, based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that all Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”); (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Ordinary Shares or other equity securities that Holdco desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Ordinary Shares or other equity securities of other persons or entities that Holdco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.2.5 Demand Registration Withdrawal. Any Holder shall have the right to withdraw all or a portion of its Registrable Securities included in a Demand Registration pursuant to subsection 2.2.1 or a Shelf Underwritten Offering pursuant to subsection 2.1.3 for any or no reason whatsoever upon written notification to Holdco and the Underwriter or Underwriters (if any) of its intention to so withdraw at any time prior to (a) in the case of a Demand Registration not involving an Underwritten Offering or a Shelf Underwritten Offering, the effectiveness of the applicable Registration Statement or (b) in the case of any Demand Registration involving an Underwritten Offering or any Shelf Underwritten Offering, prior to the pricing of such Underwritten Offering or Shelf Underwritten Offering; provided, however, that upon withdrawal by a majority-in-interest of the Holders initiating a Demand Registration (or in the case of a Shelf Underwritten Offering, withdrawal of an amount of Registrable Securities included by the Holders in such Shelf Underwritten Offering, in their capacity as Holders, being less than the Minimum Amount), Holdco shall cease all efforts to secure effectiveness of the applicable Registration Statement or complete the Underwritten Offering, as applicable. Holdco shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration or a Shelf Underwritten Offering prior to and including its withdrawal under this subsection 2.2.5. Any such withdrawal shall be counted towards the limit on Registrations set forth in subsection 2.2.1.

2.3 Piggyback Registration.

2.3.1 Piggyback Rights. If, at any time on or after the date hereof, Holdco proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of Holdco, other than a Registration Statement (a) filed in connection with any employee share option or other benefit plan, (b) for an exchange offer or offering of securities solely to Holdco’s existing shareholders, (c) for an offering of debt that is convertible into equity securities of Holdco, (d) for a dividend reinvestment plan, (e) filed pursuant to subsection 2.1.1, (f) filed pursuant to Section 2.2, or (g) filed in connection with any business combination or acquisition involving Holdco, then Holdco shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than twenty (20) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended methods of distribution (including whether such registration will be pursuant to a shelf registration statement) and name of the proposed managing Underwriter or Underwriters, if any, in such offering, (B) describe such Holders’ rights under this Section 2.3 and (C) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). Holdco shall, in good faith, cause such Registrable Securities identified in a Holder’s response noticed described in the foregoing sentence to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.3.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Holdco or Holdco shareholders for whose account the Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended methods of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.3.1, subject to Section 3.3 and Article IV, shall enter into an underwriting agreement in customary form with the Underwriters selected for such Underwritten Offering by Holdco or Holdco shareholders for whose account the Registration Statement is to be filed. For purposes of this Section 2.3, the filing by Holdco of an automatic shelf registration statement for offerings pursuant to Rule 415(a) that omits information with respect to any specific offering pursuant to Rule 430B shall not trigger any notification or participation rights hereunder until such time as Holdco amends or supplements such Registration Statement to include information with respect to a specific offering of Registrable Securities (and such amendment or supplement shall trigger the notice and participation rights provided for in this Section 2.3). Holdco may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time on its own good faith determination.

2.3.2 Reduction of Piggyback Registration. If a Piggyback Registration is to be an Underwritten Offering and any managing Underwriter, in good faith, advises Holdco and the Holders of Registrable Securities participating in the Piggyback Registration in writing that, in its opinion, the dollar amount or number of the Ordinary Shares that Holdco desires to sell, taken together with (a) the Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (b) the Registrable Securities as to which registration has been requested pursuant Section 2.3 hereof, and (c) the Ordinary Shares, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of Holdco, exceeds the Maximum Number of Securities, then:

2.3.2.1 if the Registration is undertaken for Holdco’s account, Holdco shall include in any such Registration (a) first, the Ordinary Shares or other equity securities that Holdco desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Ordinary Shares, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other shareholders of Holdco, which can be sold without exceeding the Maximum Number of Securities; and

2.3.2.2 if the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then Holdco shall include in any such Registration (a) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.3.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Ordinary Shares or other equity securities that Holdco desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (d) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a), (b) and (c), the Ordinary Shares or other equity securities for the account of other persons or entities that Holdco is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.3.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw all or any portion of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to Holdco and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration prior to (a) in the case of a Piggyback Registration not involving an Underwritten Offering or Shelf Underwritten Offering, the effectiveness of the applicable Registration Statement or (b), in the case of any Piggyback Registration involving an Underwritten Offering or any Shelf Underwritten Offering, prior to the pricing of such Underwritten Offering or Shelf Underwritten Offering. Holdco (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may postpone or withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Holdco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.3.3.

2.3.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2 hereof or a Shelf Underwritten Offering effected under subsection 2.1.3; provided, however, that the rights to demand a Piggyback Registration under this Section 2.3 shall terminate on the second anniversary of the date hereof.

2.4 Restrictions on Registration Rights. If (a) during the period starting with the date sixty (60) days prior to Holdco’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Holdco initiated Registration and provided that Holdco has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.2.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (b) the Holders have requested an Underwritten Registration and Holdco and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (c) in the good faith judgment of the Board such Registration would be seriously detrimental to Holdco and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case Holdco shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to Holdco for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, Holdco shall have the right to defer such filing for a period of not more than sixty (60) days; provided, however, that Holdco shall not defer its obligation in this manner more than twice in any twelve (12)-month period (the “Aggregate Blocking Period”). Notwithstanding anything to the contrary contained in this Agreement, no Registration shall be effected or permitted and no Registration Statement shall become effective, with respect to any Lock-Up Securities held by Parent or Sponsor, until after the expiration of the Lock-Up Period.

Article III
HOLDCO PROCEDURES

3.1 General Procedures. If, at any time on or after the date hereof, Holdco is required to effect the Registration of Registrable Securities, Holdco shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Holdco shall, as promptly as reasonably practicable:

3.1.1 prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders of Registrable Securities included in such Registration or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Holdco or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, or such Holders’ legal counsel, copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Holdco and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Holdco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Holdco are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of any request by the Commission that Holdco amend or supplement such Registration Statement or Prospectus or the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;

3.1.8 at least five (5) business days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel, and not to file any such Registration Statement or Prospectus, or amendment or supplement thereto, to which any such Holder or Registrable Securities shall have reasonably objected on the grounds that such Registration Statement or Prospectus or supplement or amendment thereto, does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder;

3.1.9 notify the Holders of Registrable Securities included in such Registration at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event or the existence of any condition as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders of Registrable Securities included in such Registration, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate in the preparation of any Registration Statement, each such Prospectus included therein or filed with the Commission, and each amendment or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of Holdco and its subsidiaries with its officers, directors and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders’ and such Underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act, and will cause Holdco’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that if requested by Holdco, such representatives or Underwriters shall enter into a confidentiality agreement, in form and substance reasonably satisfactory to Holdco, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from Holdco’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and any Underwriter;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing Holdco for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to the participating Holders;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Holdco’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission), and which requirement will be deemed to be satisfied if Holdco timely files information on Forms 20-F and 6-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $12,500,000, use its reasonable efforts to make available senior executives of Holdco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders of Registrable Securities included in such Registration in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by Holdco. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, marketing costs, and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders. Any reimbursement or payment by Holdco shall in no event (a) be duplicative of or (b) limit any provision, in each case which provides for reimbursement of fees and expenses of counsel in any other contract or agreement between the Holders and Holdco.

3.3 Participation in Underwritten Offerings.

3.3.1 No person may participate in any Underwritten Offering for equity securities of Holdco pursuant to a Registration initiated by Holdco hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by Holdco and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.3.2 Holdco will use its commercially reasonable efforts to ensure that no Underwriter shall require any Holder to make any representations or warranties to or agreements with Holdco or the Underwriters other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law, and if, despite Holdco’s commercially reasonable efforts, an Underwriter requires any Holder to make additional representation or warranties to or agreements with such Underwriter, such Holder may elect not to participate in such Underwritten Offering (but shall not have any claims against Holdco as a result of such election). Any liability of such Holder to any Underwriter or other person under such underwriting agreement shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it derives from such registration.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from Holdco that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement or including the information counsel for Holdco believes to be necessary to comply with law (it being understood that Holdco hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice such that the Registration Statement or Prospectus, as so amended or supplemented, as applicable, will not include a Misstatement and complies with law), or until it is advised in writing by Holdco that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require Holdco to make an Adverse Disclosure or would require the inclusion in such Registration Statement of (i) financial statements that are unavailable to Holdco for reasons beyond Holdco’s control, (ii) audited financial statements as of a date other than Holdco’s fiscal year end, or (iii) pro forma financial statements that are required to be included in a registration statement, Holdco may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event for a period more than sixty (60) consecutive days or more than two times in any calendar year, determined in good faith by the Board to be necessary for such purpose; provided that each day of any such suspension pursuant to this Section 3.4 shall correspondingly decrease the Aggregate Blocking Period available to the Company during any twelve (12) month period pursuant to Section 2.4 hereof. In the event Holdco exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. Holdco shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Covenants of Holdco. As long as any Holder shall own Registrable Securities, Holdco, at all times while it shall be a reporting company under the Exchange Act, covenants and agrees to use reasonable best efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Holdco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly upon request by a Holder furnish such Holder with true and complete copies of such filings. Holdco further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, Holdco shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Article IV
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 Holdco agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and employees and each person who controls (within the meaning of the Securities Act) such Holder against all losses, claims, damages, liabilities and expenses (including reasonably attorneys’ fees) (collectively, “Claims”), to which any such Holder or such other persons may become subject, insofar as such Claims arise out of or are based on any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; except insofar as the Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such filing in reliance upon and in conformity with information furnished in writing to Holdco by such Holder expressly for use therein. Holdco shall indemnify the Underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such Underwriters to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, Holdco may require that, as a condition to including any Registrable Securities in any Registration Statement, Holdco shall have received an undertaking reasonably satisfactory to it from such Holder, to indemnify Holdco, its directors and officers and agents and each person who controls (within the meaning of the Securities Act) Holdco against any Claims, to which Holdco or such other persons may become subject, insofar as such Claims arise out of or are based on any untrue statement of any material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls (within the meaning of the Securities Act) such Underwriters to the same extent as provided in the foregoing with respect to indemnification of Holdco.

4.1.3 Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any Claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such Claim, permit such indemnifying party to assume the defense of such Claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement includes a statement or admission of fault or culpability on the part of such indemnified party or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee or controlling person of such indemnified party and shall survive the Transfer of Registrable Securities.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Claims, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Claims (a) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Registrable Securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also to reflect the relative fault of the indemnifying party or parties on the other hand in connection with the statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

4.1.6 The indemnification required by this Section 4.1 shall be made by periodic payments of the amount thereof once bills are received or expense, loss, damage or liability is incurred.

Article V
LOCK-UP

5.1 Transfer Restrictions. Except as permitted by Section 5.2, no Holder may, directly or indirectly, Transfer any Lock-Up Securities beneficially owned or owned of record by such Holder until the earliest of: (i) the date that is one year from the date hereof, (ii) the date on which the closing price of the Ordinary Shares on the Nasdaq Stock Market equals or exceeds $12.50 per Ordinary Share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing 150 days after the date hereof, or (iii) such date on which Holdco completes a liquidation, merger, share exchange or other similar transaction that results in all of Holdco’s stockholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Lock-Up Period”). Holdco shall not be obligated to effect any Shelf Registration, Demand Registration or Piggyback Registration (or any Registration whatsoever) of any Lock-Up Securities prior to the expiration of the Lock-Up Period.

5.2 Lock-Up Period Exceptions. The provisions of Section 5.1 shall not apply to:

5.2.1 Transfers of Lock-Up Securities as a bona fide gift or gifts, or to a charitable organization;

5.2.2 if the Holder is an individual, Transfers of Lock-Up Securities to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of such Holder or any other person with whom such Holder has a relationship by blood, marriage or adoption not more remote than first cousin;

5.2.3 if the Holder is an individual, Transfers by will or intestate succession upon the death of such Holder;

5.2.4 the Transfer of Lock-Up Securities by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement;

5.2.5 if the Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (i) Transfers to another corporation, partnership, limited liability company, trust, syndicate, association or other business entity that controls, is controlled by or is under common control or management with the Holder, and (ii) distributions of Lock-Up Securities to its partners, limited liability company members or managers, directors, officers, equity holders or shareholders of the Holder;

5.2.6 Transfers (i) to Holdco (including pursuant to any redemption) or Holdco’s officers, directors or their affiliates and (ii) to the officers, directors or affiliates of the undersigned;

5.2.7 the Transfer of all Lock-Up Securities owned by Parent to any affiliates of Parent;

5.2.8 the Transfer of Lock-Up Securities owned by the Sponsor to MG Partners, the Baron Funds or any of their respective affiliates;

5.2.9 pursuant to a bona fide third-party tender offer, merger, share sale, recapitalization, consolidation or other transaction involving a Change in Control of Holdco, provided that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the Lock-Up Securities subject to this Agreement shall remain subject to this Agreement;

5.2.10 pursuant to a bona fide tender, squeeze out or exchange offer for Ordinary Shares, provided that in the event that such tender, squeeze out or exchange offer is not completed, the Lock-Up Securities subject to this Agreement shall remain subject to this Agreement;

5.2.11 the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act, provided that such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period; and

provided, that in the case of any Transfer or distribution pursuant to subsections 5.2.1 through 5.2.8 each donee, distributee or other transferee shall agree in writing, in form and substance reasonably satisfactory to Holdco, to be bound by the provisions of this Agreement.

Article VI
MISCELLANEOUS

6.1 Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt of the intended recipient or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed as follows:

if to Holdco or Parent, to:

Codere Online Luxembourg, S.A.

7 rue Robert Stümper,

L-2557 Luxembourg

Attention: Oscar Iglesias

Email: oscar.iglesias@codere.com

Codere Newco, S.A.U.

Avenida de Bruselas 26,

28108, Alcobendas, Madrid (Spain)

Attention: Angel Corzo

Email: angel.corzo@codere.com

in each case with a copy to:

Davis Polk & Wardwell LLP
Paseo de la Castellana, 41
28046 Madrid, Spain
Attention: Michael J. Willisch
Email: michael.willisch@davispolk.com

if to Sponsor, to:

DD3 Sponsor Group, LLC

Pedregal 24, 3rd Floor, Interior 300

Colonia Molino del Rey, Del. Miguel Hidalgo

11040 Mexico City, Mexico
Attention: Jorge Combe
Email: jorge.combe@dd3.mx

with a copy to:

Greenberg Traurig, P.A.
333 SE 2nd Ave., Suite 4400
Miami, FL 33131
Attention: Alan Annex
Email: annexa@gtlaw.com

Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

6.2 Assignment; No Third-Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of Holdco hereunder may not be assigned or delegated by Holdco in whole or in part.

6.2.2 Prior to the expiration of the Lock-Up Period, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except as permitted in Section 5.2 of this Agreement.

6.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their successors and the permitted assigns of the applicable Holders, which shall include Permitted Transferees.

6.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 6.2 hereof.

6.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Holdco unless and until Holdco shall have received (a) written notice of such assignment as provided in Section 6.1 hereof and (b) the written agreement of the assignee, in a form reasonably satisfactory to Holdco, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any Transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

6.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

6.5 Amendments and Modifications. Upon the written consent of Holdco and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of Ordinary Shares, in a manner that is adverse and materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or Holdco and any other party hereto or any failure or delay on the part of a Holder or Holdco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or Holdco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.6 Other Registration Rights; Termination of Prior Agreement. Other than pursuant to the terms of the Equity Agreements, Holdco represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require Holdco to register any securities of Holdco for sale or to include such securities of Holdco in any Registration filed by Holdco for the sale of securities for its own account or for the account of any other person. SPAC, Sponsor and MG Partners hereby terminate the Prior Agreement, which shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement. Further, SPAC, Holdco and the Holders represent and warrant that this Agreement supersedes any other registration rights with respect to securities of Holdco or the SPAC contained in any agreement or agreements among any of the parties hereto, including any registration rights under the Forward Purchase Agreements, and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.7 Term. This Agreement shall terminate upon the earlier of (i) the date as of which all of the Registrable Securities have either (A) been sold pursuant to a Registration Statement or (B) ceased to be Registrable Securities (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)), or (ii) the date as of which the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale, or (iii) the third anniversary of the date hereof. The provisions of Article IV shall survive any termination.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDCO:

Codere Online Luxembourg, S.A.

By:	/s/ Moshe Edree
Name:	Moshe Edree
Title:	Managing Director

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

PARENT:

Codere Newco S.A.U.

By:	/s/ Vicente di Loreto
Name:	Vicente di Loreto
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

SPONSOR:

DD3 Sponsor Group, LLC

By:	/s/ Jorge Combe
Name:	Jorge Combe
Title:	Manager

SPAC:

DD3 Acquisition Corp. II

By:	/s/ Martin Werner
Name:	Martin Werner
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

MG PARTNERS MULTI-STRATEGY FUND LP

By:	/s/ Bernardo Luis Guerra Treviño
Name:	Bernardo Luis Guerra Treviño
Title:	Director

By:	/s/ Daniel Valdez Franco
Name:	Daniel Valdez Franco
Title:	Director

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

4-SQUARE C.V.

By:	/s/ Iseline Rufina Gouverneur
Stichting 4-Square – General Partner – by its board member Eurofiduciary Management N.V.
Name:	Iseline Rufina Gouverneur
Title:	Authorized Signatory

By:	/s/ Marietta Isabel Beaujon
Stichting 4-Square – General Partner – by its board member Eurofiduciary Management N.V.
Name:	Marietta Isabel Beaujon
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

ACCIONEX SA DE CV

By:	/s/ Adrián Sada Cueva
Name:	Adrián Sada Cueva
Title:	Director

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

ALBION HALL PARTNERS LP

By:	/s/ Olegario Vazquez Aldir
Name:	Olegario Vazquez Aldir
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Alejandro Javier Hauser Canales

By:	/s/ Alejandro Javier Hauser Canales
Name:	Alejandro Javier Hauser Canales
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Alfonso Guillen Quevedo

By:	/s/ Alfonso Guillen Quevedo
Name:	Alfonso Guillen Quevedo
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Ana Cristina Garza Herrera

By:	/s/ Ana Cristina Garza Herrera
Name:	Ana Cristina Garza Herrera
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Andres Aguilar Calvo

By:	/s/ Andres Aguilar Calvo
Name:	Andres Aguilar Calvo
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Andres Enrique Garza Herrera

By:	/s/ Andres Enrique Garza Herrera
Name:	Andres Enrique Garza Herrera
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Angelo Emmanuel Garcia Arrambide

By:	/s/ Angelo Emmanuel Garcia Arrambide
Name:	Angelo Emmanuel Garcia Arrambide
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

AQUARIUS INVESTMENTS LP

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signatory

By:	/s/ Tanya Harder
Name:	Tanya Harder
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

BANREGIO SA IBM FID85101378

By:	/s/ María del Roble Galvan Kruger
Name:	María del Roble Galvan Kruger
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Bernardo Guerra Garcia

By:	/s/ Bernardo Guerra Garcia
Name:	Bernardo Guerra Garcia
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Bernardo Luis Guerra Treviño

By:	/s/ Bernardo Luis Guerra Treviño
Name:	Bernardo Luis Guerra Treviño
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Beryl Medina Gutierrez

By:	/s/ Beryl Medina Gutierrez
Name:	Beryl Medina Gutierrez
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

BISCAYNE INVESTMENTS LP

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signatory

By:	/s/ Tanya Harder
Name:	Tanya Harder
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

CAPITOL PEAK, LP

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signatory

By:	/s/ Tanya Harder
Name:	Tanya Harder
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Claudia Eugenia González Calderon

By:	/s/ Claudia Eugenia González Calderon
Name:	Claudia Eugenia González Calderon
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

DABE MT INVESTMENTS, LP

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signatory

By:	/s/ Belen Garcia Mirri
Name:	Belen Garcia Mirri
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

David Alberto Garza Herrera

By:	/s/ David Alberto Garza Herrera
Name:	David Alberto Garza Herrera
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

David Barrera Jaime

By:	/s/ David Barrera Jaime
Name:	David Barrera Jaime
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

David Villarreal Valle

By:	/s/ David Villarreal Valle
Name:	David Villarreal Valle
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Domingo Lugardo Chavez Moreno

By:	/s/ Domingo Lugardo Chavez Moreno
Name:	Domingo Lugardo Chavez Moreno
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Domingo Lugardo Chavez Perez

By:	/s/ Domingo Lugardo Chavez Perez
Name:	Domingo Lugardo Chavez Perez
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Eduardo Humberto Elizalde Serrano

By:	/s/ Eduardo Humberto Elizalde Serrano
Name:	Eduardo Humberto Elizalde Serrano
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

EMORY LP

By:	/s/ Tina Kemp
Rintiegast Limited and Stagrintie Limited. On behalf of Saint Maries Partner Ltd. – General Partner
Name:	Tina Kemp
Title:	Authorized Signatory

By:	/s/ Yvette Glinton
Rintiegast Limited and Stagrintie Limited. On behalf of Saint Maries Partner Ltd. – General Partner
Name:	Yvette Glinton
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Eugenio Bautista Morales Zambrano

By:	/s/ Eugenio Bautista Morales Zambrano
Name:	Eugenio Bautista Morales Zambrano
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Federico C Medina Gutierrez

By:	/s/ Federico C Medina Gutierrez
Name:	Federico C Medina Gutierrez
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

FO IGLOO INVESTMENTS LP

By:	/s/ Courtney Brockhoft
Name:	Courtney Brockhof
Title:	Authorized Signatory

By:	/s/ Camille Jensen
Name:	Camille Jensen
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Francisco Javier Puente Garza

By:	/s/ Francisco Javier Puente Garza
Name:	Francisco Javier Puente Garza
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Francisco Romero Salido

By:	/s/ Francisco Romero Salido
Name:	Francisco Romero Salido
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

German Jesus Chavez Moreno

By:	/s/ German Jesus Chavez Moreno
Name:	German Jesus Chavez Moreno
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

GESTION DÁCTIFS MAYCO SEC LP

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signatory

By:	/s/ Tanya Harder
Name:	Tanya Harder
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Hernan Saldivar Maldonado

By:	/s/ Hernan Saldivar Maldonado
Name:	Hernan Saldivar Maldonado
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Jesus Francisco Garza Garcia

By:	/s/ Jesus Francisco Garza Garcia
Name:	Jesus Francisco Garza Garcia
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Jorge Adrian Zubieta y Landa Ortiz

By:	/s/ Jorge Adrian Zubieta y Landa Ortiz
Name:	Jorge Adrian Zubieta y Landa Ortiz
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Jose Alejandro Benavides Cavazos

By:	/s/ Jose Alejandro Benavides Cavazos
Name:	Jose Alejandro Benavides Cavazos
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Jose Emmanuel Mendoza Barragan

By:	/s/ Jose Emmanuel Mendoza Barragan
Name:	Jose Emmanuel Mendoza Barragan
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Juan Andres Lans Montferrier

By:	/s/ Juan Andres Lans Montferrier
Name:	Juan Andres Lans Montferrier
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Juan B Morales Zambrano

By:	/s/ Juan B Morales Zambrano
Name:	Juan B Morales Zambrano
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Katya Maria Medina Gutierrez

By:	/s/ Katya Maria Medina Gutierrez
Name:	Katya Maria Medina Gutierrez
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Larissa Medina Gutierrez

By:	/s/ Larissa Medina Gutierrez
Name:	Larissa Medina Gutierrez
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Luis Armando Montemayor Mendoza

By:	/s/ Luis Armando Montemayor Mendoza
Name:	Luis Armando Montemayor Mendoza
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Lydia Maria Chavez Moreno

By:	/s/ Lydia Maria Chavez Moreno
Name:	Lydia Maria Chavez Moreno
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Maria Eugenia Garza de la Fuente

By:	/s/ Maria Eugenia Garza de la Fuente
Name:	Maria Eugenia Garza de la Fuente
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Maria Fernanda Garza Rangel

By:	/s/ Maria Fernanda Garza Rangel
Name:	Maria Fernanda Garza Rangel
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

MARSHALLS CREEK PARTNERS LP

By:	/s/ Olegario Vazquez Raña
Name:	Olegario Vazquez Raña
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Martha Patricia Cantu Garcia

By:	/s/ Martha Patricia Cantu Garcia
Name:	Martha Patricia Cantu Garcia
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Morice Elias Zablah Montes de Oca

By:	/s/ Morice Elias Zablah Montes de Oca
Name:	Morice Elias Zablah Montes de Oca
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Mountain Point Investments LP

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signatory

By:	/s/ Tanya Harder
Name:	Tanya Harder
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Neptune Peak Limited Partnership

By:	/s/ Enrique G. Meyer
Name:	Enrique G. Meyer
Title:	Director

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Octavio Ernesto Rodriguez Leyva

By:	/s/ Octavio Ernesto Rodriguez Leyva
Name:	Octavio Ernesto Rodriguez Leyva
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

PAM ENTERPRISES C.V., L.P.

By:	/s/ Souleika Coffie
Stichting PAM Enterprises - General Partner - by its board member Eurofiduciary Management N.V.
Name:	Souleika Coffie
Title:	Authorized Signatory

By:	/s/ Marietta Beaujon
Stichting PAM Enterprises - General Partner - by its board member Eurofiduciary Management N.V.
Name:	Marietta Beaujon
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

REMAR INVESTMENTS LP

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signer

By:	/s/ Tanya Harder
Name:	Tanya Harder
Title:	Authorized Signer

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Roberto Jaime Coindreau

By:	/s/ Roberto Jaime Coindreau
Name:	Roberto Jaime Coindreau
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Roberto Motta

By:	/s/ Roberto Motta
Name:	Roberto Motta
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Rocio del Carmen Gonzalez Calderon

By:	/s/ Rocio del Carmen Gonzalez Calderon
Name:	Rocio del Carmen Gonzalez Calderon
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Rodrigo Javier Gonzalez Calderon

By:	/s/ Rodrigo Javier Gonzalez Calderon
Name:	Rodrigo Javier Gonzalez Calderon
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

SATIS LIMITED PARTNERSHIP, LP

By:	/s/ Natalia B. Sisnett
OBO Saturn Directors Incorporated, The Sole Director of the General Partner
Name:	Natalia B. Sisnett
Title:	Authorized Signatory

By:	/s/ Trevor P. Nagai
OBO Saturn Directors Incorporated, The Sole Director of the General Partner
Name:	Trevor P. Nagai
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

SOLONI LIMITED PARTNERSHIP

By:	/s/ Natalia B. Sisnett
OBO Saturn Directors Incorporated Sole Director of the Limited Partner
Name:	Natalia B. Sisnett
Title:	Authorized Signatory

By:	/s/ Trevor P. Nagai
OBO Saturn Directors Incorporated Sole Director of the Limited Partner
Name:	Trevor P. Nagai
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Valhala Limited Partnership

By:	/s/ William Blewett
Name:	William Blewett
Title:	Authorized Signatory

By:	/s/ Tanya Harder
Name:	Tanya Harder
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

Victor German Chavez Perez

By:	/s/ Victor German Chavez Perez
Name:	Victor German Chavez Perez
Title:	Investor

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

VIR C.V.

By:	/s/ Iseline Rufina Gouverneur
Stichting VIR – General Partner – by its board member Eurofiduciary Management N.V.
Name:	Iseline Rufina Gouverneur
Title:	Authorized Signatory

By:	/s/ Marietta Isabel Beaujon
Stichting VIR – General Partner – by its board member Eurofiduciary Management N.V.
Name:	Marietta Isabel Beaujon
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

VO VALOR SA de CV

By:	/s/ Adrian Sada Gonzalez
Name:	Adrian Sada Gonzales
Title:	Director

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

TRANSFEREE:

WFZ Partners LP

By:	/s/ David M. Sahargun
By:	WFZ Partners I LLC
Its:	General Partner
By:	NCC Services LLC
Its:	Operating Manager
By:	David M. Sahargun
Its:	Authorized Signatory

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

BARON GLOBAL ADVANTAGE FUND

By:	/s/ Patrick Patalino
Name:	Patrick Patalino
Title:	General Counsel

BARON EMERGING MARKETS FUND

By:	/s/ Patrick Patalino
Name:	Patrick Patalino
Title:	General Counsel

DESTINATIONS INTERNATIONAL EQUITY FUND

By:	/s/ Patrick Patalino
Name:	Patrick Patalino
Title:	General Counsel

[Signature Page to Registration Rights Agreement and Lock-Up Agreement]

ANNEX A

List of Transferees

See attached.

List of Transferees

4-SQUARE C.V.
Accionex SA de CV
ALBION HALL PARTNERS LP
Alejandro Javier Hauser Canales
Alfonso Guillen Quevedo
Ana Cristina Garza Herrera
Andres Aguilar Calvo
Andres Enrique Garza Herrera
Angelo Emmanuel Garcia Arrambide
AQUARIUS INVESTMENTS LP
BANREGIO SA IBM FID85101378
Bernardo Guerra Garcia
Bernardo Luis Guerra Trevino
Beryl Medina Gutierrez
BISCAYNE INVESTMENTS LP
CAPITOL PEAK LP
Claudia Eugenia Gonzalez Calderon
DABE MT INVESTMENTS, LP
David Alberto Garza Herrera
David Barrera Jaime
David Villarreal Valle
Domingo Lugardo Chavez Moreno
Domingo Lugardo Chavez Perez
Eduardo Humberto Elizalde Serrano
Emory LP
Eugenio Bautista Morales Zambrano
Federico C Medina Gutierrez
FO IGLOO INVESTMENTS LP
Francisco Javier Puente Garza
Francisco Romero Salido
German Jesus Chavez Moreno
GESTION D´ACTIFS MAYCO SEC LP

Hernan Saldivar Maldonado
Jesus Francisco Garza Garcia
Jorge Adrian Zubieta y Landa Ortiz
Jose Alejandro Benavides Cavazos
Jose Emmanuel Mendoza Barragan
Juan Andres Lans Montferrier
Juan B Morales Zambrano
Katya Maria Medina Gutierrez
Larissa Medina Gutierrez
Luis Armando Montemayor Mendoza
Lydia Maria Chavez Moreno
Maria Eugenia Garza de la Fuente
Maria Fernanda Garza Rangel
MARSHALLS CREEK PARTNERS LP
Martha Patricia Cantu Garcia
Morice Elías Zablah Montes de Oca
Mountain Point Investments LP
Neptune Peak Limited Partnership
Octavio Ernesto Rodriguez Leyva
PAM ENTERPRISES C.V.,L.P.
REMAR INVESTMENTS, LP
Roberto Jaime Coindreau
Roberto Motta
Rocio del Carmen Gonzalez Calderon
Rodrigo Javier Gonzalez Calderon
SATIS LIMITED PARTNERSHIP, LP
SOLONI LIMITED PARTNERSHIP
Valhala Limited Partnership
Victor German Chavez Perez
VIR C.V.
VO Valor SA de CV
WFZ Partners LP